UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 6, 2005

Pulte Homes, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09804	38-2766606
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan		48304
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-647-2750

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

and

Item 7.01 Regulation FD Disclosure.

On July 6, 2005, Pulte Homes, Inc. issued a press release announcing its preliminary unit net new orders and the number of communities from which it sold for the second quarter ended June 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into Items 2.02 and 7.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated July 6, 2005 related to the announcement of the Company's preliminary unit net new orders and the number of communities from which it sold for the second quarter ended June 30, 2005.

The information in this Current Report on Form 8-K and the attached press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulte Homes, Inc.

July 7, 2005	By:	David M. Sherbin

Name: David M. Sherbin
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 6, 2005